BANK LOANS	12 Months Ended
Mar. 31, 2025
Debt Disclosure [Abstract]
BANK LOANS
NOTE 8 – BANK LOANS

Bank loans consisted of the following:

	March 31,	March 31,
	2025	2024

HSBC Bank	$-	$11,027,234
Bank of China (“BOC”) (1)	41,354,239	43,990,600
Private mortgage at 95 Moatfield (2)	3,477,500	3,693,000
Private mortgage at 200/260 Town Centre (see note 7)	-	2,954,400
Private mortgage for Bethune (3)	765,050	812,460
Less: unamortized financing cost	-	(54,253)
	45,596,789	62,423,441
Less: current portion of bank loans	(45,596,789)	(62,423,441)
Total	$–	$–

(1)
In connection with the purchase of two office buildings at 95/105 Moatfield Dr. at the cost of $65.3 million (C$93.9 million) on September 23, 2022, one of the Company’s subsidiaries, 13995291 Canada obtained a bank loan of $41.7 million (C$60 million) from Bank of China (Canada) (“BOC”). The loan has two-years terms with a flexible interest rate of prime +1% per annum, with equal monthly instalments (C$403,251) of blended principal and interest over an amortization period of 25 years. The bank loan is guaranteed by the shareholder Ms. Fan Zhou personally and the Company, with a collateral of the two office buildings purchased. To meet the Bank’s covenants, the Company’s subsidiary 13995291 holding the ownership of these two office buildings have to keep the debt service coverage ratio higher than 1.25. The bank has right to recall the loan if the Company does not meet the annual assessment and review. As of March 31, 2025 and 2024, the Company’s loan was in default due to an unauthorized private mortgage identified by the BOC, and the outstanding balance was on demand at BOC’s call. On August 27, 2024, the buildings were taken over by a receivership appointed by the Ontario Superior Court, which was initiated by BOC due to default of the loan.

(2)
On February 10, 2023, the Company entered a private mortgage agreement with an unrelated party for a proceed of $3.48 million (C$5 million) to support its daily operation and a liability of approximately $1.3 million on a renovation project which was assumed from the prior owner of 95/105 Moatfield Dr. The loan term was 12 months from February 16, 2023 to February 16, 2024 (6 months closed and 6 months open for early termination) with a fixed interest rate of 13% per annum. The loan is guaranteed and secured by the two office buildings owned by 13995291 and Ms. Fan Zhou personally. The loan was extended to February 16, 2025 on February 16, 2024 for a fixed interest rate of 18% per annum. The interest rate after the conclusion of the Extended Term shall be adjusted to 16% per annum. Extensions may not exceed December 31, 2025. The interest is paid/payable on monthly basis and the principal is payable at matured date or the early termination date. The loan at default when the buildings were taken over by the Receivership on August 27, 2025.

(3)
On December 15, 2023, the Company purchased 100% share in Bethune from a unrelated party, and consolidated Bethune as one wholly owned subsidiary. On December 15, 2023, Bethune had a piece of land with the carrying value of $1,215,734 (C$1,748,000) and a mortgage with a principal balance of $765,050 (C$1,100,000) from a unrelated individual. The mortgage has an open term as of March 31, 2025, with a fixed interest rate of 10% per annum on the principal balance of $695,500 (C$1,000,000
)
 and a fixed interest of 15% per annum on the principal balance of $69,550 (C$100,000). The mortgage is collateral by the land. The Company agreed to assume the mortgage principal balance and the monthly interest payments effective on January 1, 2024.